LEASES - Lease Cost (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2024 USD ($)
Summary of supplemental information, lease cost recognized and recorded in sales and marketing and general and administrative expenses in the consolidated statements of operations and supplemental cash information related to operating leases
Operating lease ROU assets	¥ 39,695	¥ 23,382	$ 5,438
Present value of operating lease liabilities	¥ 40,765	¥ 23,648	$ 5,585
Operating leases - Weighted average remaining lease term	3 years 3 days	1 year 5 months 15 days	3 years 3 days
Operating leases - Weighted average discount rate	3.60%	3.30%	3.60%
Operating lease cost	¥ 18,970	¥ 19,209
Short-term lease cost	335	168
Total	19,305	19,377
Operating cash flows for operating leases	18,230	20,263
Operating leases	¥ 41,652	¥ 7,958